MFS(R) Government Limited Maturity Fund

                      Supplement to the Current Prospectus

Effective immediately, the first section below "Description of Share Classes" is replaced in its entirety by the following:

The fund offers class A, class B, class C and class I shares through this prospectus.

     Class I shares generally are available only to the following eligible investors:

     o certain retirement plans established for the benefit of employees (and former employees) of MFS and employees (and former employees) of MFS' affiliates (no minimum investment amounts); and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds (no minimum investment amounts).

     In addition, MFD, at its sole discretion, may accept investments in class I shares from other purchasers not listed above.



                The date of this Supplement is October 11, 2005.